                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                                New Perspective
                                    Fund(R)

                                   Prospectus




                                FEBRUARY 1, 1997

NEW PERSPECTIVE FUND, INC.
333 South Hope Street
Los Angeles, CA 90071

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   TABLE OF CONTENTS

Expenses                                                                  3
Financial Highlights                                                      4
Investment Policies and Risks                                             5
Securities and Investment Techniques                                      6
Multiple Portfolio Counselor System                                       8
Investment Results                                                        9
Dividends Distributions and Taxes                                        10
Fund Organization and Management                                         11
Shareholder Services                                                     14

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The primary investment objective of the fund is long-term growth of capital.
Future income is a secondary objective. In seeking to meet these investment objectives, the fund normally invests on a global basis in a diversified portfolio consisting primarily of common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


07-010-0297

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                              NEW PERSPECTIVE FUND / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets for the fiscal year ended September 30,
1996)
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Management fees                0.42%
12b-1 expenses                 0.22%/1/
Other expenses                 0.18%
Total fund operating expenses  0.82%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year     $ 65
Three years  $ 82
Five years   $100
Ten years    $153

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse llp, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                      YEARS ENDED SEPTEMBER 30
                           -------------------------------------------------------------------------------
                            1996    1995    1994    1993    1992    1991    1990    1989     1988    1987
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $16.98  $15.40  $14.21  $12.25  $11.77  $10.16  $11.96  $10.25   $13.73  $10.58
----------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                       .32     .31     .22     .17     .21     .29     .27     .29      .26     .24

Net realized and
unrealized gain (loss)
on investments              1.40    2.35    1.54    2.04     .71    2.05    (.77)   2.37    (2.35)   4.38

Total income (loss)
from investment
operations                  1.72    2.66    1.76    2.21     .92    2.34    (.50)   2.66    (2.09)   4.62
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LESS DISTRIBUTIONS:
Dividends from
net investment
income                     (.321)  (.237)  (.173)  (.178)   (.24)   (.30)   (.29)   (.32)    (.25)   (.22)

Dividends from
net realized non-U.S.
currency gains/1/          (.009)  (.003)  (.027)  (.022)     --      --      --      --       --      --

Distributions from
net realized gains         (.600)  (.840)  (.370)  (.050)   (.20)   (.43)  (1.01)   (.63)   (1.14)  (1.25)

Total distributions         (.93)  (1.08)   (.57)   (.25)   (.44)   (.73)  (1.30)   (.95)   (1.39)  (1.47)

Net asset value,
end of year               $17.77  $16.98  $15.40  $14.21  $12.25  $11.77  $10.16  $11.96   $10.25  $13.73
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Total return/2/           10.64%  18.63%  12.61%  18.34%   8.04%  23.86%  (4.88%) 27.99%  (14.25%) 49.71%
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RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)       $11,688  $8,817  $6,279  $4,417  $3,082  $2,213  $1,421  $1,230  $   972  $1,242

Ratio of expenses to
average net assets          .82%    .83%    .84%    .87%    .85%    .86%    .82%    .76%     .69%    .64%

Ratio of net income
to average net assets      2.00%   2.12%   1.48%   1.40%   1.82%   2.80%   2.55%   2.69%    2.47%   2.06%

Average
commissions paid/3/        4.30c    .72c   1.05c   1.74c   3.02c   4.04c   3.92c   3.11c    3.29c   6.24c

Portfolio turnover
rate                      18.12%  22.40%  25.33%  15.02%   6.43%   8.16%  14.04%  29.21%   20.58%  17.29%
----------------------------------------------------------------------------------------------------------

/1/ Realized/non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
/2/ Calculated/without deducting a sales charge. The maximum sales charge is
    5.75% of the fund's offering price.
/3/ Brokerage/commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The fund's primary investment objective is long-term growth of capital. Future income is a secondary objective.

The fund's assets are invested on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships. International investing presents risks and opportunities which you should consider. (See "Investing in Various Countries.") The fund's success depends largely upon the ability of its investment adviser, Capital Research and Management Company, to foresee and respond to rapid, complex, and often subtle changes in these patterns and relationships. Capital Research and Management Company closely follows companies, industries, governments, and securities and currency exchange markets worldwide.

The fund normally invests in a diversified portfolio consisting primarily of common stocks. Assets may also be invested in securities convertible into common stocks and straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company). The fund may also hold cash or cash equivalents, government securities, or nonconvertible preferred stocks. These securities may be issued by U.S. or non-U.S. entities and may be denominated in U.S. dollars or other currencies. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa. The fund may invest in debt securities rated BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality. These securities are considered to have speculative characteristics.

The fund may invest up to 10% of its total assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company; however, the fund does not currently intend to invest more than 5% of its net assets in bonds rated Ba and BB or below or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by,

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

   U.S. PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures which may be adopted by the fund's board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 5% of its total assets in illiquid securities.

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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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
                                                                   YEARS OF EXPERIENCE
                                                                           AS
                                                                       INVESTMENT
                                                                      PROFESSIONAL
                                                                      (APPROXIMATE)
                                                                   -------------------
                                          YEARS OF EXPERIENCE AS      WITH CAPITAL
PORTFOLIO COUNSELORS                      PORTFOLIO COUNSELOR (AS     RESEARCH AND
       FOR                                 RESEARCH PROFESSIONAL,      MANAGEMENT
  NEW PERSPECTIVE                            IF APPLICABLE) FOR        COMPANY OR      TOTAL
    FUND, INC.          PRIMARY TITLE(S) NEW PERSPECTIVE FUND, INC.  ITS AFFILIATES    YEARS
----------------------------------------------------------------------------------------------
WILLIAM R.              Senior Vice      27 years (since             27 years         34 years
GRIMSLEY                President        the fund began
                        of the fund.     operations)
                        Senior Vice
                        President and
                        Director,
                        Capital
                        Research and
                        Management
                        Company
----------------------------------------------------------------------------------------------
GREGG E.                Senior Vice      4 years (in                 24 years         24 years
IRELAND                 President        addition to
                        of the fund.     7 years as a
                        Vice President,  research
                        Capital          professional
                        Research and     prior to
                        Management       becoming a
                        Company          portfolio
                                         counselor for
                                         the fund)
----------------------------------------------------------------------------------------------
THIERRY                 Senior Vice      18 years (in                34 years         34 years
VANDEVENTER             President        addition to
                        of the fund.     5 years as a
                        Chairman of the  research
                        Board, Capital   professional
                        Research         prior to
                        Company*         becoming a
                                         portfolio
                                         counselor for
                                         the fund)
----------------------------------------------------------------------------------------------
MARK E.                 Senior Vice      4 years (in                 15 years         15 years
DENNING                 President and    addition to
                        Director,        4 years as a
                        Capital          research
                        Research         professional
                        Company*         prior to
                                         becoming a
                                         portfolio
                                         counselor for
                                         the fund)
----------------------------------------------------------------------------------------------
WILLIAM C.              Senior Partner,  27 years (since             38 years         44 years
NEWTON                  The Capital      the fund began
                        Group            operations)
                        Partners L.P.*
----------------------------------------------------------------------------------------------

    The fund began operations on March 13, 1973.
 *  Company affiliated with Capital Research and Management Company.

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                              NEW PERSPECTIVE FUND / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Currently the fund calculates investment results only on a total return basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)

AVERAGE
ANNUAL          THE FUND       THE FUND AT
TOTAL            AT NET          MAXIMUM          MSCI    MSCI
RETURNS:     ASSET VALUE/1/ SALES CHARGE/1/,/2/  WORLD/3/ U.S./4/
--------------------------------------------------------------------------------
One year         17.28%          10.53%          14.00%   24.05%
 ................................................................................
Five years       13.94%          12.59%          11.38%   15.62%
 ................................................................................
Ten years        13.78%          13.11%          11.19%   15.44%
 ................................................................................
Lifetime/5/      14.74%          14.46%          11.64%   12.18%

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/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ Morgan Stanley Capital International U.S. Index measures the U.S. portion of the world market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/ The fund began operations March 13, 1973.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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                                [PASTE UP GRAPH]

Past results are not an indication of future results.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION
NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1972. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.60% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                              [MAP APPEARS HERE]

                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax: 804/670-4773

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS
ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                       NEW PERSPECTIVE FUND / PROSPECTUS
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- Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------
To establish an account                                   $250
 For a retirement plan account                            $250
 For a retirement plan account through payroll deduction  $ 25
To add to an account                                      $ 50
 For a retirement plan account                            $ 25

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A
                                     PERCENTAGE OF
                                   -----------------
                                                           DEALER
                                                NET      CONCESSION AS
                                     OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                             PRICE   INVESTED      PRICE
-----------------------------------------------------------------------
Less than $50,000                      5.75%     6.10%     5.00%

$50,000 but less than $100,000         4.50%     4.71%     3.75%

$100,000 but less than $250,000        3.50%     3.63%     2.75%

$250,000 but less than $500,000        2.50%     2.56%     2.00%

$500,000 but less than $1 million      2.00%     2.04%     1.60%

$1 million or more and certain
other investments described below    see below see below see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount
  (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       NEW PERSPECTIVE FUND / PROSPECTUS
--------------------------------------------------------------------------------

FOR SHAREHOLDER                 FOR DEALER                  FOR 24-HOUR
SERVICES                        SERVICES                    INFORMATION

American Funds                  American Funds              American
Service Company                 Distributors                FundsLine(R)
800/421-0180 ext. 1             800/421-9900 ext. 11        800/325-3590

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 --------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS           INFORMATION (SAI)


 Includes financial               Contains more detailed
 statements, detailed             information on all aspects of
 performance information,         the fund, including the
 portfolio holdings, a            fund's financial statements.
 statement from portfolio
 management and the
 independent accountants'
 report.

                                  A current SAI has been filed
                                  with the Securities and
                                  Exchange Commission and is
                                  incorporated by reference (is
                                  legally part of the
                                  prospectus).

 CODE OF ETHICS

 Includes a description of the
 fund's personal investing
 policy.

 To request a free copy of any of the documents above:

 Call American Funds   or         Write to the Secretary of the
 Service Company                  fund 333 South Hope Street
 800/421-0180 ext. 1              os Angeles, CA 90071

                                                                  [RECYCLE LOGO]

This prospectus has been printed on recycled paper.

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
Vincent P. Corti
Secretary



Prospectus
for Eligible Retirement Plans

NEW
PERSPECTIVE
FUND(R)

AN OPPORTUNITY FOR LONG-TEM GROWTH OF
CAPITAL PRIMARILY THROUGH INVESTMENTS IN
STOCKS OF COMPANIES BASED AROUND THE WORLD

February 1, 1997

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                          NEW PERSPECTIVE FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071

The primary investment objective of the fund is long-term growth of capital. Future income is a secondary objective. In seeking to meet these investment objectives, the fund normally invests on a global basis in a diversified portfolio consisting primarily of common stocks.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund including the fund's financial statements, is contained in the statement of additional information dated February 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 07-010-0297

-------------------------------------------------------------------------------

               SUMMARY OF
                 EXPENSES

  Average annual expenses
      paid over a 10-year
          period would be
    approximately $10 per
  year, assuming a $1,000
      investment and a 5%
    annual return with no
            sales charge.






       TABLE OF CONTENTS

Summary of Expenses.........    2
Financial Highlights........    3
Investment Objectives and
 Policies...................    3
Investing Around the World..    4
Multiple Portfolio
 Counselor System...........    5
Investment Results..........    6
Dividends, Distributions
 and Taxes..................    6
Fund Organization and
 Management.................    7
Purchasing Shares...........    9
Shareholder Services........   10
Redeeming Shares............   10


This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees........................................................ 0.42%
12b-1 expenses......................................................... 0.22%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)................................ 0.18%
Total fund operating expenses.......................................... 0.82%

EXAMPLE                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                   ------   -------   -------   --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/             $8        $26       $46      $101


/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose
                       unqualified report covering each of the most recent
       (For a share    five years is included in the statement of additional
        outstanding    information. This information should be read in
     throughout the    conjunction with the financial statements and
       fiscal year)    accompanying notes which are also included in the
                       statement of additional information.


                                                          YEAR ENDED SEPTEMBER 30
                             --------------------------------------------------------------------------------
                              1996    1995    1994    1993    1992    1991    1990     1989    1988     1987
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  Net Asset Value, begin-
   ning of year...........   $16.98  $15.40  $14.21  $12.25  $11.77  $10.16  $11.96   $10.25  $13.73   $10.58
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income..      .32     .31     .22     .17     .21     .29     .27      .29     .26      .24
   Net realized and
    unrealized gain (loss)
    on investments........     1.40    2.35    1.54    2.04     .71    2.05    (.77)    2.37   (2.35)    4.38
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total income (loss)
     from Investment Oper-
     ations...............     1.72    2.66    1.76    2.21     .92    2.34    (.50)    2.66   (2.09)    4.62
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......    (.321)  (.237)  (.173)  (.178)   (.24)   (.30)   (.29)    (.32)   (.25)    (.22)
   Dividends from net
    realized non-U.S.
    currency gains/1/.....    (.009)  (.003)  (.027)  (.022)     --      --      --       --      --       --
   Distributions from net
    realized gains........    (.600)  (.840)  (.370)  (.050)   (.20)   (.43)  (1.01)    (.63)  (1.14)   (1.25)
                              ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total Distributions...     (.93) ($1.08)  ($.57)  ($.25)  ($.44)  ($.73) ($1.30)   ($.95) ($1.39)  ($1.47)
                              ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  Net Asset Value, end of
   year...................    $17.77 $16.98  $15.40  $14.21  $12.25  $11.77  $10.16   $11.96  $10.25   $13.73
                              ======  ======  ======  ======  ======  ======   ======  ======   ======  ======
  Total Return/2/.........     10.64% 18.63%  12.61%  18.34%   8.04%  23.86%  (4.88)%  27.99% (14.25)%  49.71%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year
    (in millions).........   $11,688 $8,817  $6,279  $4,417  $3,082  $2,213  $1,421   $1,230  $  972   $1,242
   Ratios of expenses to
    average net assets....       .82%   .83%    .84%    .87%    .85%    .86%    .82%     .76%    .69%     .64%
   Ratio of net income to
    average net assets....      2.00%  2.12%   1.48%   1.40%   1.82%   2.80%   2.55%    2.69%   2.47%    2.06%
   Average
   commissions paid/3/....      4.30c   .72c   1.05c   1.74c   3.02c   4.04c   3.92c    3.11c   3.29c    6.24c
   Portfolio turnover
    rate..................     18.12% 22.40%  25.33%  15.02%   6.43%   8.16%  14.04%   29.21%  20.58%   17.29%

 -----------------
 /1/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/3/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

         INVESTMENT    The fund's primary investment objective is long-term
         OBJECTIVES    growth of capital. Future income is a secondary objec-
       AND POLICIES    tive.

   The fund invests    The fund's assets are invested on a global basis to
  globally and aims    take advantage of investment opportunities generated by
  primarily to make    changes in international trade patterns and economic
  your capital grow    and political relationships. International investing
         over time.    presents risks and opportunities which you should con-
                       sider. (See "Investing Around the World.") The fund's success depends largely upon the ability of its invest-ment adviser, Capital Research and Management Company, to foresee and respond to rapid, complex, and often subtle changes in these patterns and relationships.
                       Capital Research and Management Company closely follows companies, industries, governments, and securities and currency exchange markets worldwide.

                       The fund normally invests in a diversified portfolio consisting primarily of common stocks. Assets may also be invested in securities convertible into common stocks and straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or

-------------------------------------------------------------------------------

                       Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company). The fund may also hold cash or cash equiva-lents, government securities, or nonconvertible pre-ferred stocks. These securities may be issued by U.S. or non-U.S. entities and may be denominated in U.S. dollars or other currencies. (See the statement of ad-ditional information for a description of cash equiva-lents.)

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH GLOBAL INVESTING DESCRIBED HEREIN.

          INVESTING    OPPORTUNITIES, RISKS AND COSTS The fund's assets are
             AROUND    invested globally which, in the opinion of Capital
          THE WORLD    Research and Management Company, enhances the fund's
                       ability to meet its primary objective--long-term growth
   Global investing    of capital.
  involves expanded
     opportunities,    Of course, investing globally involves special risks,
  special risks and    particularly in certain developing countries, caused
   increased costs.    by, among other things: fluctuating currency values;
                       less stringent accounting, auditing, and financial reporting regulations and practices in some countries;
                       changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                       However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold currencies other than the U.S. dollar and to enter into forward currency contracts to facilitate settlements and to protect against changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

-------------------------------------------------------------------------------

           MULTIPLE    The basic investment philosophy of Capital Research and
          PORTFOLIO    Management Company is to seek fundamental values at
          COUNSELOR    reasonable prices, using a system of multiple portfolio
             SYSTEM    counselors in managing mutual fund assets. Under this
                       system the portfolio of the fund is divided into seg-
   Capital Research    ments which are managed by individual counselors. Each
     and Management    counselor decides how his segment will be invested
       Company, the    (within the limits provided by the fund's objectives
  fund's investment    and policies and by Capital Research and Management
    adviser, uses a    Company's investment committee). In addition, Capital
 system of multiple    Research and Management Company's research profession-
          portfolio    als make investment decisions with respect to a portion
      counselors to    of the fund's portfolio. The primary individual portfo-
        manage fund    lio counselors for the fund are listed below.
            assets.


--------------------------------------------------------------------------------------------------------
                                                                                 YEARS OF EXPERIENCE
                                                                              AS INVESTMENT PROFESSIONAL
                                                 YEARS OF EXPERIENCE AS             (APPROXIMATE)
 PORTFOLIO COUNSELORS                             PORTFOLIO COUNSELOR
         FOR                                         (AND RESEARCH            WITH CAPITAL
   NEW PERSPECTIVE          PRIMARY TITLE(S)       PROFESSIONAL, IF           RESEARCH AND
      FUND, INC.                                   APPLICABLE) FOR             MANAGEMENT
                                                   NEW PERSPECTIVE             COMPANY OR       TOTAL
                                                      FUND, INC.             ITS AFFILIATES     YEARS
--------------------------------------------------------------------------------------------------------
 Mark E. Denning        Senior Vice President,    3 years (in addition          15 years       15 years
                        Capital Research          to 4 years as a
                        Company*                  research professional
                                                  prior to becoming a
                                                  portfolio counselor
                                                  for the fund)

--------------------------------------------------------------------------------------------------------

 William R. Grimsley    Senior Vice President      Since the fund began         27 years       34 years
                        of the fund.  Senior       operations
                        Vice President and
                        Director, Capital
                        Research and Management
                        Company

--------------------------------------------------------------------------------------------------------

 Gregg E. Ireland       Vice President of the      3 years (in addition         24 years      24 years
                        fund. Vice President,      to 7 years as a
                        Capital Research           research professional
                        and Management Company     prior to becoming a
                                                   portfolio counselor
                                                   for the fund)

--------------------------------------------------------------------------------------------------------

 William C. Newton      Senior Partner, The        Since the fund began         38 years       44 years
                        Capital Group Partners     operations
                        L.P.*

--------------------------------------------------------------------------------------------------------

 Thierry Vandeventer    Senior Vice President      17 years (in addition        34 years       34 years
                        of the fund.               to 5 years as a
                        Chairman of the Board      research professional
                        and Chief Executive        prior to becoming a
                        Officer, Capital           portfolio counselor
                        Research Company*          for the fund)


--------------------------------------------------------------------------------------------------------
 The fund began operations on March 13, 1973.
 * Company affiliated with Capital Research and Management Company.
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
 14.74% a year over    returns assume the reinvestment of all dividends and
       its lifetime    capital gain distributions. The fund's distribution
                       rate is calculated by dividing the dividends paid by
    (March 13, 1973    the fund over the last 12 months by the sum of the
            through    month-end price and the capital gains paid over the
      December 31,     last 12 months. The SEC yield reflects income earned by
             1996).    the fund, while the distribution rate reflects divi-
                       dends paid by the fund. Yield is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than income actually paid to shareholders.

                       The fund's total return over the past 12 months and av-erage annual total returns over the past five-year and ten-year periods, as of December 31, 1996, were 17.28%, 13.94% and 13.78%, respectively. These results were calculated with no sales charge in accordance with Securities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

                       DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
         DIVIDENDS,    in June and December. Capital gains, if any, are
      DISTRIBUTIONS    usually distributed in December. When a dividend or
          AND TAXES    capital gain is distributed, the net asset value per
                       share is reduced by the amount of the payment.
             Income
  distributions are    The terms of your plan will govern how your plan may
    usually made in    receive distributions from the fund. Generally, peri-
 June and December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or may permit all fund distributions to be received in cash.
                       Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's invest-ment income.

-------------------------------------------------------------------------------

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Maryland corporation in 1972. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid
     American Funds    certain fees for services rendered to the fund as
    Group, which is    described in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, and 0.392% on net assets in excess of $10.5 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 1H-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $10,919,000 for the fiscal year ended September 30, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value.

                       Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified un-der Section 401(a) of the Internal Revenue Code includ-ing a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contin-gent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of addi-tional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors, will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group, based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

--------------------------------------------------------------------------------

                      Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                      SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

       SHAREHOLDER    Subject to any restrictions contained in your plan, you
          SERVICES    can exchange your shares for shares of other funds in
                      The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING   Subject to any restrictions imposed by your plan, you
             SHARES   can sell your shares through the plan any day the New
                      York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                      ---------------------------------------------------------

                      By contacting   Your plan administrator/trustee must
                      your plan       send a letter of instruction
                      administrator/  specifying the name of the fund, the
                      trustee         number of shares or dollar amount to
                                      be sold, and, if applicable, your
                                      name and account number. For your
                                      protection, if you redeem more than
                                      $50,000, the signatures of the
                                      registered owners or their legal
                                      representatives must be guaranteed
                                      by a bank, savings association,
                                      credit union, or member firm of a
                                      domestic stock exchange or the
                                      National Association of Securities
                                      Dealers, Inc. that is an eligible
                                      guarantor institution. Your plan
                                      administrator/trustee should verify
                                      with the institution that it is an
                                      eligible guarantor prior to signing.
                                      Additional documentation may be
                                      required to redeem shares from
                                      certain accounts. Notarization by a
                                      Notary Public is not an acceptable
                                      signature guarantee.

                      ----------------------------------------------------------

                      By contacting   Shares may also be redeemed through
                      an investment   an investment dealer; however, you
                      dealer          or your plan may be charged for this
                                      service. SHARES HELD FOR YOU IN AN
                                      INVESTMENT DEALER'S STREET NAME MUST
                                      BE REDEEMED THROUGH THE DEALER.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and, on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.


                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

            THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.



                           NEW PERSPECTIVE FUND, INC.
                                   PART B

                     STATEMENT OF ADDITIONAL INFORMATION
                              FEBRUARY 1, 1997

This document is not a prospectus but should be read in conjunction with the current Prospectus of New Perspective Fund, Inc. (the fund or NPF) dated February 1, 1997. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            NEW PERSPECTIVE FUND, INC.
                              Attention:  Secretary
                              333 South Hope Street
                              Los Angeles, CA  90071
                                  (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                              Page No.

Description of Certain Securities and Investment Techniques       1
Investment Restrictions                                           2
Fund Directors and Officers                                       5
Advisory Board Members                                            10
Management                                                        15
Dividends, Distributions and Federal Taxes                        17
Purchase of Shares                                                21
Redeeming Shares                                                  27
Shareholder Account Services and Privileges                       29
Execution of Portfolio Transactions                               31
General Information                                               31
Investment Results                                                32
Appendix - Description of Bond Ratings                            37
Financial Statements                                              Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and saving bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and
(5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENTS IN LOWER RATED BONDS - Up to 10% of the fund's assets may be invested in lower rated straight debt securities (securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Corporation), including up to 5% in securities rated Ba and BB or below (commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. This quality restriction does not apply to securities convertible into common stocks.

High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transactions. These restrictions provide that the fund may not:

1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

7. Make any investment under circumstances requiring direct payment by the fund of the Federal Interest Equalization Tax if, immediately thereafter and as a result of such investment, the total of the Federal Interest Equalization Tax directly paid or owing by the fund during the fiscal year in which such investment is made would amount to more than 1-1/2% of the fund's average month-end net assets during such fiscal year to the date of such investment;

8. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of all such restricted securities held by the fund would exceed 2% of the value of its total assets; in any event, the fund will not invest more than 5% of the value of its total assets in securities which are not readily marketable;

9. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

10. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

11. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

12. Purchase securities on margin;

13. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

14. Mortgage, pledge or hypothecate its assets to any extent.
For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

For purposes of Investment Restriction #11, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors, provide that the fund may not;

1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3. Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.


                          FUND DIRECTORS AND OFFICERS
                     DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS        POSITION        PRINCIPAL                 AGGREGATE          TOTAL COMPENSATION      TOTAL
AND AGE              WITH            OCCUPATION(S) DURING      COMPENSATION       (INCLUDING              NUMBER OF
                     REGISTRANT      PAST 5 YEARS              (INCLUDING         VOLUNTARILY             FUND
                                     (POSITIONS WITHIN THE     VOLUNTARILY        DEFERRED                BOARDS ON
                                     ORGANIZATIONS LISTED      DEFERRED           COMPENSATION/1/)        WHICH
                                     MAY HAVE CHANGED          COMPENSATION/1/)   FROM ALL FUNDS          DIRECTOR
                                     DURING THIS PERIOD)       FROM THE FUND      MANAGED BY CAPITAL      SERVES/3/
                                                               DURING FISCAL      RESEARCH AND
                                                               YEAR ENDED         MANAGEMENT
                                                               9/30/96            COMPANY/2/

Elisabeth            Director        Administrative            $18,900            $38,800                 2.00
Allison                              Director, ANZI, Ltd.
ANZI, Ltd.                           (financial publishing
1770                                 and consulting);
Massachusetts                        Publishing
Ave.                                 Consultant, Harvard
Cambridge, MA                        Medical School;
02410                                former Senior Vice
Age:  50                             President, Planning
                                     and Development,
                                     McGraw Hill, Inc.

+David I. Fisher     Director        Chairman of the           None/5/            None/5/                 3
333 South Hope                       Board,
Street                               The Capital Group
Los Angeles, CA                      Companies, Inc.
90072
Age:  57

Robert A. Fox        Director        President and Chief       $18,100/4/         $81,750                 5.00
P.O Box 457                          Executive Officer,
Livingston, CA                       Foster Farms, Inc.;
95334                                former President,
Age:  59                             Revlon International;
                                     former Chairman and
                                     Chief Executive
                                     Officer, Clarke
                                     Hooper America
                                     (advertising)

Alan Greenway        Director        President, Greenway       $18,900/4/         $67,450                 4.00
7413 Fairway                         Associates, Inc.
Road                                 (management
La Jolla, CA                         consulting services)
92037
Age:  69

Koichi Itoh          Director        President and Chief       $19,400/4/         $38,600                 2.00
7-14-11-104                          Executive Officer,
Minami                               IMPAC (management
Aoyama                               consulting services);
Minato-ku,                           former Managing
Tokyo, Japan                         Partner, VENCA
Age:  56                             Management (venture
                                     capital)

++William H.         Director        President, Minnesota      $18,100/4/         $70,050                 5
Kling                                Public Radio;
45 East Seventh                      President,
Street                               Greenspring Co.;
St. Paul, MN                         former
55101                                President, American
Age:  54                             Public Radio
                                     (now Public Radio
                                     International)

+Jon B. Lovelace     Vice            Vice Chairman of the      None/5/            None/5/                 4
333 South Hope       Chairman of     Board , Capital
Street               the Board       Research and
Los Angeles, CA                      Management Company
90071
Age:  69

John G. McDonald     Director        The IBJ Professor of      $18,100/4/         $151,000                7.00
Graduate School                      Finance,
of Business                          Graduate School of
Stanford                             Business,
University                           Stanford University
Stanford, CA
94305
Age:  59

++William I.         Director        Chairman of the           $18,900/4/         $37,600                 2.00
Miller                               Board,
500 Washington                       Irwin Financial
Street                               Corporation
Box 929
Columbus, IN
47202
Age:  40

Kirk P.              Director        President, Cairnwood,     None*              $36,944                 5
Pendleton                            Inc. (venture capital
Cairnwood, Inc.                      investment)
75 James Way
Southhampton, PA
18966
Age:  57

Donald E.            Director        Former Chairman of        $16,900/4/         $60,050                 4.00
Petersen                             the Board and
255 East Brown,                      Chief Executive
Suite 460                            Officer, Ford Motor
Birmingham, MI                       Company
48009
Age:  70

+James W.            Director         Senior Partner, The      None/5/            None/5/                 6
Ratzlaff                             Capital Group
One Market Plaza                     Partners, L.P.
Steuart Tower,
Suite 1800
San Francisco,
CA  94105
Age:  60

+Walter P. Stern     Chairman of     Chairman, Capital         None/5/            None/5/                 8
630 Fifth Avenue     the Board       Group
New York, NY                         International, Inc.;
10111                                Vice Chairman,
Age:  68                             Capital Research
                                     International;
                                      Chairman,
                                     Capital
                                     International, Inc.;
                                     Director,
                                     Temple-Inland Inc.
                                     (forest products)



 + Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ Directors who may be deemed "interested persons" as defined in the 1940 Act due to membership on the board of directors of the parent company of a registered broker-dealer.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, Inc. and Bond Portfolio for Endowments, Inc.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended September 30, 1996 for participating Directors is as follows:
Robert A. Fox ($132,968), William H. Kling ($59,070), John G. McDonald ($52,559) and Donald E. Petersen ($11,921). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

/5/ David I. Fisher, Jon B. Lovelace, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

 * Mr. Pendleton was elected to the Board of Directors on September 24, 1996. He received no compensation from the fund in fiscal year 1996.

                                  OFFICERS/#/

 WALTER P. STERN, Chairman of the Board (see above).
 JON B. LOVELACE, Vice Chairman of the Board (see above).

 GINA H. DESPRES, President and Principal Executive Officer.
  3000 K. Street, N.W., Washington, DC  20007-5124.
 Vice President, Capital Research and Management Company.

 WILLIAM R. GRIMSLEY, Senior Vice President.
  One Market Plaza, Steuart Tower, Suite 1800, San Francisco, CA 94105. Senior Vice President and Director, Capital Research and Management Company.

 GREGG E. IRELAND, Senior Vice President.
  3000 K. Street, N.W., Washington, DC  20007-5124.
  Vice President, Capital Research and Management Company.

 THIERRY VANDEVENTER, Senior Vice President.
  3 Place des Bergues, 1201 Geneva, Switzerland.
   Chairman of the Board and Chief Executive Officer,   Capital Research
Company.

 DARCY B. KOPCHO, Vice President.
  3 Place des Bergues, 1201 Geneva, Switzerland.
  Vice President, Capital Research Company

* CATHERINE M. WARD, Vice President.
  Vice President and Director, Capital Research and Management Company.

* VINCENT P. CORTI, Secretary.
  Vice President - Fund Business Management Group, Capital Research and Management Company.

** STEVEN N. KEARSLEY, Treasurer.
  Vice President and Treasurer, Capital Research and Management Company.

** R. MARCIA GOULD, Assistant Treasurer.
  Vice President - Fund Business Management Group, Capital Research and Management Company.

** MARY C. HALL, Assistant Treasurer.
  Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

_________________________

# Positions within the organizations listed may have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92821.


                             ADVISORY BOARD MEMBERS
                     Advisory Board Member Compensation

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, will consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions abroad. The members of the Advisory Board :

NAME, ADDRESS        POSITION        PRINCIPAL               AGGREGATE             TOTAL                 TOTAL
AND AGE              WITH            OCCUPATION(S)           COMPENSATION          COMPENSATION          NUMBER OF
                     REGISTRANT      DURING PAST 5           (INCLUDING            (INCLUDING            FUND
                                     YEARS (POSITIONS        VOLUNTARILY           VOLUNTARILY           BOARDS ON
                                     WITHIN THE              DEFERRED              DEFERRED              WHICH
                                     ORGANIZATIONS           COMPENSATION/1/)      COMPENSATION/1/)      ADVISORY
                                     LISTED MAY HAVE         FROM THE FUND         FROM ALL FUNDS        BOARD
                                     CHANGED DURING          DURING FISCAL         MANAGED BY            MEMBER
                                     THIS PERIOD)            YEAR ENDED            CAPITAL RESEARCH      SERVES/3/
                                                             9/30/96               AND MANAGEMENT
                                                                                   COMPANY/2/

Yoichi               Advisory        Washington, DC          $3,000                $3,000                1
Funabashi            Board           Bureau Chief and
Asahi Shimbun        Member          Diplomatic
National Press                       Correspondent of
Building                             the Asahi Shimbun
529 14th
Street, N.W.
Washington, DC
20045
Age:  52

Jean Gandois         Advisory        President, Conseil      $7,000                $7,000                1
Conseil              Board           National du
national du          Member          Patronat Francais;
Patronat                             former Chairman of
 Francais                            the Board,
31 Ave. Pierre                       Cockerill-Sambre;
Premier de                           former Chairman
Serbie                               and Chief
75784 Paris,                         Executive Officer,
France                               Pechiney
Age:  66

Claudio X.           Advisory        Chairman of the         $3,000                $3,000                1
Gonzalez             Board           Board and Chief
Laporte              Member          Executive Officer,
Kimberly Clark                       Kimberly Clark de
de Mexico, SA                        Mexico, SA
103-3 Colonia
Polanco Morales
Mexico, DF,
Mexico
Age:  62

Junichi Hattori      Advisory        Senior Managing         $7,000                $7,000                1
Seiko                Board           Director, Seiko
Instruments,         Member          Instruments, Inc.
Inc.
8 Nakase, 1-Chome,
Mihama-ku
Chiba-shi,
Chiba 261
Japan
Age:  45

Peter C.             Adviosry        Counsellor; former      $7,000                $7,000                1
Hobbins              Board           Member Executive
Weidstrasse 5        Member          Group, Corange
Zug,                                 Ltd.
Switzerland
Age:  67

Sir Peter            Advisory        Director and            $7,000                $7,000                1
Holmes               Board           former Chairman of
Shell Centre         Member          the Board and
London, England                      Managing Director,
Age:  64                             The Royal
                                     Dutch/Shell Group
                                     of Companies

Jae-Hyun Hyun        Advisory        Chairman, Tong          None/4/               None                  1
Tong Yang Group      Board           Yang Group
14F, TYIF            Member
Building
Seoul, Korea
Age: 47

Baron                Advisory        Chairman of the         $7,000                $7,000                1
Gualtherus           Board           Supervisory
Kraijenhoff          Member          Council, AKZO N.V.
Stoeplaan 9,
Flat 58
The Netherlands
Age: 74

John L. Nichol       Advisory        President,              $3,000                $3,000                1
210-1095 West        Board           Springfield
Pender Street        Member          Investment
Vancouver,                           Company, Ltd.;
B.C., Canada                         former President
Age:  72                             of Canada's
                                     National Liberal
                                     Party

Brian Nicholson      Advisory        Chairman, The           $7,000                $7,000                1
Bloomsbury           Board           Advertising
House                Member          Standards Board of
74-77 Great                          Finance Ltd.;
Russell Street                       former Executive
London, England                      Chairman, Marlar
Age:  66                             International
                                     Ltd.; former Joint
                                     Managing Director,
                                     The Observer

Allen E.             Advisory        Chairman Emeritus,      $7,000                $7,000                1
Puckett              Board           Hughes Aircraft
935 Corsica          Member          Company
Drive
Pacific
Palisades, CA
90272
Age:  77

Rozanne L.           Advisory        Co-Chair, Atlantic      $7,000                $7,000                1
Ridgway              Board           Council of the
Baltic-American      Member          United States;
Enterprise Fund                      Chair, Baltic
1625 K Street,                       American
N.W.                                 Enterprises Fund
Washington, DC
20006
Age:  61

Orville H.           Advisory        Dean, Graduate          None/4/               None                  1
Schell               Board           School of
Graduate School      Member          Journalism,
of Journalism                        University of
121 North Gate                       California,
Hall                                 Berkeley
University of
California
Berkeley, CA
94720
Age:  56

Harold M.            Advisory        President and           $3,000                $3,000                1
Williams             Board           Chief Executive
The J. Paul          Member          Officer, The J.
Getty Trust                          Paul Getty Trust;
1200 Getty                           former Chairman,
Center Drive                         U.S. Securities
Los Angeles, CA                      and Exchange
90049                                Commission
Age:  69




/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Advisory Board member.


/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, Inc. and Bond Portfolio for Endowments, Inc.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Jae-Hyun Hyun and Orvill H. Schell were appointed to the Advisory Board effective January 1, 1997 and October 1, 1996, respectively. Neither received compensation from the fund in fiscal year 1996.

All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings with the Advisory Board), plus $400 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Each Advisory Board member is paid a fee of $3,000 per annum, plus $4,000 for each meeting attended in conjunction with meetings with the Board of Directors. As of January 1, 1997 the officers, directors and Advisory Board members and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, was approved by shareholders and is dated May 18, 1993. The Agreement will continue in effect until March 31, 1997 unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose forms and supplies used at the office of the fund, and will pay the travel expenses of directors and members of the Advisory Board incurred in connection with attendance at meetings of those Boards. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Advisory Board members and of Directors who are not affiliated persons of the Investment Adviser.

The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, and 0.392% on net assets in excess of $10.5 billion. For the fiscal years ended September 30, 1996, 1995 and 1994, the Investment Adviser received advisory fees of $43,463,000, $32,015,000 and $24,390,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1996 amounted to $12,923,000 after allowance of $67,852,000 to dealers. During the fiscal years ended September 30, 1995 and 1994 the Principal Underwriter received $8,330,000 and $6,903,000, after allowance of $44,248,000 and $36,636,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund are committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

>Under the Plan, the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended September 30, 1996, the fund paid or accrued $22,300,000 in compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situations.


                             PURCHASE OF SHARES

METHOD                          INITIAL INVESTMENT                ADDITIONAL INVESTMENTS

                                See "Investment Minimums          $50 minimum (except where a lower
                                and Fund Numbers" for             minimum is noted under "Investment
                                initial investment                Minimums and Fund Numbers").
                                minimums.

By contacting your              Visit any investment dealer       Mail directly to your investment
investment dealer               who is registered in the          dealer's address printed on your
                                state where the purchase is       account statement.
                                made and who has a sales
                                agreement with American
                                Funds Distributors.

By mail                         Make your check payable to        Fill out the account additions form
                                the fund and mail to the          at the bottom of a recent account
                                address indicated on the          statement, make your check payable
                                account application.              to the fund, write your account
                                Please indicate an                number on your check, and mail the
                                investment dealer on the          check and form in the envelope
                                account application.              provided with your account
                                                                  statement.

By telephone                    Please contact your               Complete the "Investments by Phone"
                                investment dealer to open         section on the account application
                                account, then follow the          or American FundsLink Authorization
                                procedures for additional         Form.
                                investments.                      Once you establish the privilege,
                                                                  you, your financial advisor or any
                                                                  person with your account
                                                                  information can call American
                                                                  FundsLine(r) and make investments by
                                                                  telephone (subject to conditions
                                                                  noted in "Telephone Purchases,
                                                                  Redemptions and
                                                                  Exchanges" below).

By wire                         Call 800/421-0180 to obtain       Your bank should wire your
                                your account number(s), if        additional investments in the same
                                necessary.  Please indicate       manner as described under "Initial
                                an investment dealer on the       Investment."
                                account.  Instruct your
                                bank to wire funds to:
                                Wells Fargo Bank
                                155 Fifth Street
                                Sixth Floor
                                San Francisco, CA 94106
                                (ABA #121000248)
                                For credit to the account
                                of:
                                American Funds Service
                                Company a/c #4600-076178
                                (fund name)
                                (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

                                                                 MINIMUM              FUND
FUND                                                             INITIAL              NUMBER
                                                                 INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                         02
                                                                 $1,000
American Balanced Fund(r)                                                             11
                                                                 500
American Mutual Fund(r)                                                               03
                                                                 250
Capital Income Builder(r)                                                             12
                                                                 1,000
Capital World Growth and Income Fund(sm)                                              33
                                                                 1,000
EuroPacific Growth Fund(r)                                                            16
                                                                 250
Fundamental Investors(sm)                                                             10
                                                                 250
The Growth Fund of America(r)                                                         05
                                                                 1,000
The Income Fund of America(r)                                                         06
                                                                 1,000
The Investment Company of America(r)                                                  04
                                                                 250
The New Economy Fund(r)                                                               14
                                                                 1,000
New Perspective Fund(r)                                                               07
                                                                 250
SMALLCAP World Fund(r)                                                                35
                                                                 1,000
Washington Mutual Investors Fund(sm)                                                  01
                                                                 250
BOND FUNDS

American High-Income Municipal Bond Fund(r)                                           40
                                                                 1,000
American High-Income Trust(sm)                                                        21
                                                                 1,000
The Bond Fund of America(sm)                                                          08
                                                                 1,000
Capital World Bond Fund(r)                                                            31
                                                                 1,000
Intermediate Bond Fund of America(sm)                                                 23
                                                                 1,000
Limited Term Tax-Exempt Bond Fund of America(sm)                                      43
                                                                 1,000
The Tax-Exempt Bond Fund of America(r)                                                19
                                                                 1,000
The Tax-Exempt Fund of California(r)*                                                 20
                                                                 1,000
The Tax-Exempt Fund of Maryland(r)*                                                   24
                                                                 1,000
The Tax-Exempt Fund of Virginia(r)*                                                   25
                                                                 1,000
U.S. Government Securities Fund(sm)                                                   22
                                                                 1,000
MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                               09
                                                                 2,500
The Tax-Exempt Money Fund of America(sm)                                              39
                                                                 2,500
The U.S. Treasury Money Fund of America(sm)                                           49
                                                                 2,500
___________
*Available only in certain states.


For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

                                              SALES CHARGE AS                          DEALER
AMOUNT OF PURCHASE                            PERCENTAGE OF THE:                       CONCESSION
AT THE OFFERING PRICE                                                                  AS PERCENTAGE
                                                                                       OF THE
                                                                                       OFFERING
                                                                                       PRICE

                                              NET AMOUNT         OFFERING
                                              INVESTED           PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                              6.10%              5.75%                 5.00%
$50,000 but less than $100,000
                                              4.71               4.50                  3.75
BOND FUNDS

Less than $25,000
                                              4.99               4.75                  4.00
$25,000 but less than $50,000
                                              4.71               4.50                  3.75
$50,000 but less than $100,000
                                              4.17               4.00                  3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000
                                              3.63               3.50                  2.75
$250,000 but less than $500,000
                                              2.56               2.50                  2.00
$500,000 but less than $1,000,000
                                              2.04               2.00                  1.60
$1,000,000 or more                                                                     (see below)
                                              none               none

 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Stocks, and convertible bonds and debentures, traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

3. The value of the net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

                              REDEEMING SHARES

By writing to American Funds               Send a letter of instruction specifying the name of
Service Company (at the                    the fund, the number of shares or dollar amount to
appropriate address indicated              be sold, your name and account number.  You should
under "Fund Organization and               also enclose any share certificates you wish to
Management - Principal Underwriter         redeem.  For redemptions over $50,000 and for
and Transfer Agent" in the                 certain redemptions of $50,000 or less (see below),
prospectus)                                your signature must be guaranteed by a bank, savings
                                           association, credit union, or member firm of a
                                           domestic stock exchange or the National Association
                                           of Securities Dealers, Inc. that is an eligible
                                           guarantor institution.  You should verify with the
                                           institution that it is an eligible guarantor prior
                                           to signing.  Additional documentation may be
                                           required for redemption of shares held in corporate,
                                           partnership or fiduciary accounts.  Notarization by
                                           a Notary Public is not an acceptable signature
                                           guarantee.

By contacting your investment              If you redeem shares through your investment dealer,
dealer                                     you may be charged for this service.  SHARES HELD
                                           FOR YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST
                                           BE REDEEMED THROUGH THE DEALER.

You may have a redemption check            You may use this option, provided the account is
sent to you by using American              registered in the name of an individual(s), a
FundsLine(r) or by telephoning,            UGMA/UTMA custodian, or a non-retirement plan trust.
faxing, or telegraphing American           These redemptions may not exceed $10,000 per day,
Funds Service Company (subject to          per fund account and the check must be made payable
the conditions noted in this               to the shareholder(s) of record and be sent to the
section and in "Telephone                  address of record provided the address has been used
Purchases, Sales and Exchanges" in         with the account for at least 10 days.  See
the prospectus)                            "Fund Organization and Management - Principal
                                           Underwriter and Transfer Agent" in the
                                           Prospectus and "Exchange Privilege" below for the
                                           appropriate telephone or fax number.

In the case of the money                   Upon request (use the account application for the
market funds, you may have                 money market funds) you may establish telephone
redemptions wired to your bank by          redemption privileges (which will enable you to have
telephoning American Funds Service         a redemption sent to your bank account) and/or check
Company ($1,000 or more) or by             writing privileges.  If you request check writing
writing a check ($250 or more)             privileges, you will be provided with checks that
                                           you may use to draw against your account.  These
                                           checks may be made payable to anyone you designate
                                           and must be signed by the authorized number of
                                           registered shareholders exactly as indicated on your
                                           checking account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select.. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

As of the end of the fund's most recent fiscal year, amounts held in certain equity and debt securities of some of its regular brokers and dealers were as follows: American Express Credit Corp. ($63,754,000) and General Electric Capital Corp. ($80,892,000).

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1996, 1995 and 1994 amounted to $8,933,000, $6,300,000 and
$4,894,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $10,919,000 for the fiscal year ended September 30, 1996.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

                      DETERMINATION OF NET ASSET VALUE,
   REDEMPTION PRICE ANDMAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1996

Net asset value and redemption price per share
 (Net assets divided by shares outstanding)    $       17.77
Maximum offering price per share (100/94.25 of
 net asset value per share, which takes into
 account the fund's current maximum sales charge)    $       18.85


                               INVESTMENT RESULTS

The fund's yield is 1.74% based on a 30-day (or one month) period ended September 30, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns for the five- and ten-year periods ended on September 30, 1996 was 4.26%, 12.23% and 13.17%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all) those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results and that the fund has different investment policies from other funds managed by Capital Research and Management Company. Reference to the other common stock funds is made solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's Prospectus.


                      NPF VS. VARIOUS UNMANAGED INDEXES

Periods               Total                                         MSCI Indices                Capital
                      Return                                                                   Appreciation
10/1 - 9/30           NPF           DJIA/1/        S&P 500/2/       World/3/      U.S./4/      NPF            NYSE/6/
1973# - 1996          +2,215%       +1,562%        +1,421%          +1,214%       +1,324%      +1,095%           +499%
1986  -  1996         +245          +358           +303             +188          +309         +180           +175
1985  -  1995         +332          +404           +341             +302          +342         +250           +198
1984  -  1994         +321          +355           +289             +338          +289         +236           +167
1983  -  1993         +278          +321            +293            +328          +291         +196           +165
1982  -  1992         +360          +443            +402            +400          +393         +244           +232
1981  -  1991         +356          +446            +397            +416          +392         +246           +218
1980  -  1990         +275          +314            +269            +285          +266         +166           +132
1979  -  1989         +387          +395            +392            +483          +372         +245           +212
1978  -  1988          +342         +302            +317            +420          +291         +214           +166
1977  -  1987         +584          +415            +432            +580          +397         +386           +241
1976  -  1986         +369          +205            +256            +389          +235         +232           +137
1975  -  1985         +299          +187            +253            +274          +233         +181           +136
1974  -  1984         +403          +241            +326            +288          +297         +248           +186
1973# - 1983          +271          +124            +149            +128          +129         +156           + 64


/1/ The Dow Jones Average of 30 Industrial stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/4/ The Morgan Stanley Capital International U.S. Index is an arithmetical average, weighted by market value, of the performance of more than 300 securities listed on stock exchanges in the U.S.

/5/ The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the exchange.

# From March 13, 1973, the date the fund commenced operations.


                IF YOU ARE CONSIDERING NPF FOR RETIREMENT  . . .

Here's how much you would have if you had invested $2,000 on October 1 of each year in NPF over the past 5 and 10 years:

5 Years                        10 Years
(10/1/91 - 9/30/96)            (10/1/86 - 9/30/96)
$14,202                        $39,677



SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM . . .

If you had invested           Periods             ...and taken all
$10,000 in NPF                10/1 - 9/30         distributions in shares,
this many years ago...                            your investment would
Number of Years                                   have been worth this
                                                  much at September 30, 1996
                                                    Value

1                             1995   - 1996       $10,426
2                             1994  -  1996       12,370
3                             1993  -  1996       13,927
4                             1992  -  1996       16,481
5                             1991  -  1996       17,807
6                             1990  -  1996       22,058
7                             1989  -  1996       20,982
8                             1988  -  1996       26,844
9                             1987  -  1996       23,026
10                            1986  -  1996       34,464
11                            1985  -  1996       47,849
 12                           1984  -  1996       55,257
 13                           1983  -  1996       55,809
 14                           1982  -  1996       80,392
 15                           1981  -  1996       86,154
 16                           1980  -  1996       87,768
 17                           1979  -  1996       108,522
 18                           1978  -  1996       125,827
 19                           1977  -  1996       167,151
 20                           1976  -  1996       171,545
 21                           1975  -  1996       202,631
 22                           1974  -  1996       294,626
 23                           1973  -  1996       219,548
Lifetime                      1973# -  1996       231,461


# From March 13, 1973, the date the fund commenced operations.


Illustration of a $10,000 investment in NPF with
 dividends reinvested and capital gain distributions taken in shares (For the period March 13, 1973 through September 30, 1996)

                COST OF SHARES                                            VALUE OF SHARES

Fiscal          Annual          Dividends       Total                    From           From            Dividends     Total
Year End        Dividends       (cumulative)    Investment               Initial        Capital Gains   Reinvested    Value
Sept. 30                                        Cost                     Investment     Reinvested


  1973#            ----             ----        $10,000                   $9,938               ----         ----         $9,938
1974               325               325        10,325                     7,163               ----          239           7,402
1975               401               726        10,726                     9,952               ----          817         10,769
1976               337            1,063         11,063                   11,422                ----       1,298          12,720
1977               280            1,343         11,343                   11,236                244        1,570          13,050
1978               318            1,661         11,661                   13,908             1,079         2,355          17,342
1979               444            2,105         12,105                   15,165             1,868         3,067          20,100
1980               501            2,606         12,606                   18,230             2,315         4,321          24,866
1981               931            3,537         13,537                   17,905             2,274         5,136          25,315
1982            1,667             5,204         15,204                   16,225             4,557         6,369          27,151
1983            1,830             7,034         17,034                   21,080             7,382       10,631            39,093
1984            1,205             8,239         18,239                   19,259             9,323       10,912          39,494
1985            1,196             9,435         19,435                   19,796           13,202        12,580          45,578
1986            1,178           10,613          20,613                   24,699           21,436        17,138          63,273
1987            1,393           12,006          22,006                   32,052           38,599        24,076          94,727
1988            1,820           13,826          23,826                   23,928           37,429        19,876          81,233
1989            2,605           16,431          26,431                   27,920           49,773        26,275        103,968
1990            2,617           19,048          29,048                   23,718           50,481        24,697          98,896
1991            2,979           22,027          32,027                   27,477           63,176        31,840        122,493
1992            2,524           24,551          34,551                   28,597           67,989        35,751        132,337
1993            2,172           26,723          36,723                   33,173           79,499        43,932        156,604
1994            2,231           28,954          38,954                   35,951           90,455        49,939        176,345
1995            2,813           31,767          41,767                   39,639         111,254         58,307        209,200
1996            4,129           35,896          45,896                   41,484         124,538         65,439        231,461

The dollar amount of capital gain distributions during the period was $71,386
                    ________________________________________

#   From March 13, 1973, the date fund commenced operations.


                                   APPENDIX
                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."



[chart]

PORTFOLIO SUMMARY
September 30, 1996
----------------------------   --------------------

                                 Percent of
Largest Industry Holdings        Net Assets
----------------------------   --------------------
Health & Personal Care                   8.40%
Banking                                  7.70%
Telecommunications                       6.53%
Broadcasting & Publishing                5.61%
Automobiles                              4.93%
Other Industries                        51.65%
Bonds & Cash Equivalents                15.18%

[end chart]

New Perspective Fund
Investment Portfolio, September 30, 1996

                                                       Shares or       Market     Percent
                                                       Principal        Value       of Net
Equity-Type Securities                                    Amount   (Millions)       Assets
-----------------------------------------           ------------ ------------ ------------

Health & Personal Care- 8.40%
AB Astra, Class A (Sweden)                              2,000,000     $84.541
AB Astra, Class A (American Depositary
 Receipts)                                                155,000        6.529
AB Astra, Class B                                       3,200,000     131.643         1.91%
Ciba-Geigy Ltd. (Switzerland)                             122,500      156.591        1.34
Pfizer Inc (USA)                                        1,300,000      102.863         .88
Teva Pharmaceutical Industries Ltd.
 (American Depositary Receipts) (Israel)                1,940,000       89.968         .77
Sandoz Ltd. (Switzerland)                                  63,015       75.630         .65
Merck & Co., Inc. (USA)                                   880,000       61.930         .53
SmithKline Beecham PLC (American
 Depositary Receipts) (United Kingdom)                  1,000,000       60.875         .52
Johnson & Johnson (USA)                                   800,000       41.000         .35
Glaxo Wellcome PLC (United Kingdom)                       563,264        8.824
Glaxo Wellcome PLC (American Depositary
 Receipts)                                                854,000       26.581         .31
Genentech, Inc., Callable Putable Common Stock (USA)/1/   600,000       31.725         .27
Alza Corp. (USA)/1/                                     1,000,000       26.875         .23
Kimberly-Clark Corp. (USA)                                300,000       26.438         .23
BioChem Pharma Inc. (Canada)/1/                           500,000       20.063         .17
Abbott Laboratories (USA)                                 400,000       19.700         .17
Bausch & Lomb Inc. (USA)                                  225,000        8.269         .07


Banking- 7.70%
Westpac Banking Corp. (Australia)                      18,326,389       94.853
Westpac Banking Corp., warrants,
 expire 20001                                           3,000,000       11.230         .91
Barclays PLC (United Kingdom)                           6,800,000       99.877         .85
Royal Bank of Canada (Canada)                           2,740,000       78.090         .67
Citicorp (USA)                                            850,000       77.031         .66
Bank of Nova Scotia (Canada)                            2,377,300       67.404         .58
Banco de Santander, SA (Spain)                            742,000       38.609
Banco de Santander, SA (American
 Depositary Receipts)                                     500,000       26.188         .55
Banque Nationale de Paris (France)                      1,500,000       56.808         .49
BankAmerica Corp. (USA)                                   675,000       55.434         .47
Cie. Financiere de Paribas,
 Class A (France)                                         750,000       48.211         .41
Cie. de Suez (France)                                   1,100,000       43.853         .38
Australia and New Zealand Banking Group
 Ltd. (Australia)                                       6,496,411       37.171         .32
Sumitomo Bank, Ltd. (Japan)                             1,695,000       31.304
Sumitomo Bank, Ltd., 3.125% convertible
 debentures 2004                                      $4,700,000         3.960         .30
Deutsche Bank AG (Germany)                                710,000       33.453         .29
Republic New York Corp. (USA)                             370,000       25.576         .22
ABN AMRO Holding NV (Netherlands)                         418,240       23.198         .20
Svenska Handelsbanken Group, Class A (Sweden)             700,000       17.225         .15
Istituto Mobiliare Italiano SpA
 (American Depositary Receipts) (Italy)                   600,000       15.300         .13
Asahi Bank Ltd. (Japan)                                 1,000,000       11.386         .10
Sakura Finance (Bermuda) Trust, Convertible Preference
Share Units (Japan)/1/                                        32        1.863         .02


Telecommunications-6.53%
Telefonica de Espana, SA (Spain)                        5,631,200      104.615
Telefonica de Espana, SA (American
 Depositary Receipts)                                      76,000        4.228         .93
Telecom Corp. of New Zealand Ltd.
 (New Zealand)                                         15,600,000       73.278
Telecom Corp. of New Zealand Ltd./2/                    5,780,000       27.150         .86
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                2,959,130       95.062         .81
AirTouch Communications (USA)/1/                        2,882,000       79.615         .68
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                             2,080,000       70.980         .61
Koninklijke PTT Nederland NV
 (Netherlands)                                          1,629,500       56.095         .47
Tele Danmark AS, Class B (Denmark)                        375,000       17.805
Tele Danmark AS, Class B (American
 Depositary Receipts)                                   1,233,700       29.146         .40
MFS Communications Co., Inc. (USA)/1/                   1,050,000       45.806         .39
Hong Kong Telecommunications Ltd. (Hong
 Kong)                                                 19,068,463       34.523
Hong Kong Telecommunications Ltd.
 (American Depositary Receipts)                           429,584        7.733         .36
STET-Societa Finanziaria Telefonica p.a.,
 ordinary shares (Italy)                                5,890,000       20.483
STET-Societa Finanziaria Telefonica p.a.,
 nonconvertible savings shares                          7,000,000       18.917         .34
AT&T Corp. (USA)                                          735,000       38.404         .33
MCI Communications Corp. (USA)                          1,225,000       31.391         .27
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts) (Brazil)        76,439        6.000         .05
DDI Corp. (Japan)                                             500        4.037         .03


Broadcasting & Publishing- 5.61%
News Corp. Ltd. (Australia)                             3,927,488       20.607
News Corp. Ltd. (American Depositary
 Receipts)                                              3,991,600       83.325
News Corp. Ltd., preferred shares                       1,988,751        8.531
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                         1,995,800       33.929        1.25
Turner Broadcasting System, Inc., Class B (USA)         3,512,300       99.223         .85
Time Warner Inc. (USA)                                  2,372,000       91.619         .78
Viacom Inc., Class B (USA)/1/                           2,140,000       75.970         .65
CANAL+ (France)                                           262,236       64.483         .55
Carlton Communications PLC (United
 Kingdom)                                               4,890,000       36.944         .32
U S WEST Media Group (USA)/1/                           1,900,000       32.061         .27
Elsevier NV (Netherlands)                               1,700,000       28.118         .24
Grupo Televisa, SA, Class L (American
 Depositary Receipts) (Mexico)/1/                         825,000       23.822         .20
Wolters Kluwer NV (Netherlands)                           162,516       20.450         .18
AUDIOFINA (Luxembourg)                                    415,300       18.560         .16
Pearson PLC (United Kingdom)                            1,700,000       18.111         .16


Automobiles- 4.93%
Daimler-Benz AG (Germany)/1/                            1,450,000       79.721
Daimler-Benz AG (American Depositary
 Receipts)/1/                                             110,000        6.078
Daimler-Benz AG, 4.125% convertible
 debentures 2003/2/                                 DM76,101,000        52.238        1.18
Regie Nationale des Usines Renault, SA (France)         4,247,783      101.244         .87
Bayerische Motoren Werke AG (Germany)                     144,500       82.713
Bayerische Motoren Werke AG, preferred
 shares                                                    20,318        8.188         .78
Volvo AB, Class B (Sweden)                              4,170,000       89.708         .77
Toyota Motor Corp. (Japan)                              2,705,000       69.116         .59
Ford Motor Co., Class A (USA)                           2,100,000       65.625         .56
General Motors Corp. (USA)                                250,000       12.000         .10
Suzuki Motor Corp. (Japan)                                800,000        9.754         .08


Electrical & Electronics- 4.82%
ABB AB, Class A (formerly ASEA AB) (Sweden)               115,000       12.188
ABB AB, Class B                                           760,000       80.314
ABB AB, Class B (American Depositary Receipts)            450,000       47.250
ABB AG (formerly BBC Brown Boveri Ltd.)
 (Switzerland)                                             47,957       58.628        1.69
Nokia Corp., Class A (Finland)                            480,000       21.501
Nokia Corp., Class A (American Depositary
 Receipts)                                              1,450,000       64.163
Nokia Corp., Class K                                      460,000       20.655         .91
Telefonaktiebolaget LM Ericsson, Class B
 (Sweden)                                               2,376,000       59.902
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                         1,200,000       30.450         .78
Alcatel Alsthom (France)                                  650,461       54.847         .47
General Instrument Corp. (USA)/1/                       1,805,200       44.679         .38
Northern Telecom Ltd. (Canada)                            750,000       43.313         .37
Siemens AG (Germany)                                      325,000       17.136         .15
Hitachi, Ltd. (Japan)                                     900,000        8.713         .07


Chemicals- 4.68%
Praxair, Inc. (USA)                                     2,579,300      110.910         .95
AGA AB, Class A (Sweden)                                1,800,000       29.348
AGA AB, Class B                                         2,120,000       35.205         .56
E.I. du Pont de Nemours and Co. (USA)                     675,000       59.569         .51
Georgia Gulf Corp. (USA)/3/                             1,975,000       59.003         .50
Methanex Corp. (Canada)                                 6,250,000       49.581         .42
Sherwin-Williams Co. (USA)                                981,000       45.494         .39
Hoechst AG (Germany)                                    1,000,000       36.488         .32
Valspar Corp. (USA)                                       580,000       28.565         .24
Bayer AG (Germany)                                        600,000       22.018         .19
Rhone-Poulenc SA, Class A (France)                        673,000       18.764         .16
Engelhard Corp. (USA)                                     813,100       18.701         .16
L'Air Liquide (France)                                    110,098       17.054         .15
Sumitomo Chemical Co., Ltd. (Japan)                     3,395,000       15.706         .13


Energy Sources- 4.26%
TOTAL, Class B (France)                                   131,077       10.317
TOTAL, Class B (American Depositary
 Receipts)                                              3,018,805      118.111        1.10
Royal Dutch Petroleum Co. (New York
 Registered Shares) (Netherlands)                         463,000       72.286
Shell Transport and Trading Co., PLC (United Kingdom)   1,000,000       15.251         .75
Repsol SA (Spain)                                       1,910,000       62.784
Repsol SA (American Depositary Receipts)                   76,000        2.518         .56
Unocal Corp. (USA)                                      1,720,000       61.920         .53
Phillips Petroleum Co. (USA)                            1,225,000       52.369         .45
Anadarko Petroleum Corp. (USA)                            550,000       30.731         .26
YPF SA, Class D (American Depositary
 Receipts) (Argentina)                                  1,200,000       27.450         .23
ENI SpA (American Depositary Receipts) (Italy)            500,000       25.375         .22
Broken Hill Proprietary Co. Ltd. (Australia)            1,457,410       18.685         .16


Food & Household Products- 3.99%
Nestle SA (Switzerland)                                    89,782      100.028         .86
Cadbury Schweppes PLC (United Kingdom)                 12,430,180       99.841         .85
Unilever NV (Netherlands)                                 335,000       52.883
Unilever PLC (United Kingdom)                           1,660,000       35.482         .75
Reckitt & Colman PLC (United Kingdom)                   6,975,000       78.118         .67
Groupe Danone (France)                                    443,586       64.758         .56
Colgate-Palmolive Co. (USA)                               400,000       34.750         .30


Beverages & Tobacco- 3.72%
Philip Morris Companies Inc. (USA)                      2,235,000      200.591        1.72
Seagram Co. Ltd. (Canada)                               2,600,000       97.175         .83
LVMH Moet Hennessy Louis Vuitton (France)                 274,700       59.623         .51
Lion Nathan Ltd. (New Zealand)                         12,950,000       32.225         .28
PepsiCo, Inc. (USA)                                     1,000,000       28.250         .24
American Brands, Inc. (USA)                               300,000       12.675         .11
Swedish Match AB (Sweden)                               1,170,000        3.533         .03


Machinery & Engineering- 3.56%
Mannesmann AG (Germany)                                   530,500      198.851        1.70
Caterpillar Inc. (USA)                                  1,952,900      147.200        1.26
Deere & Co. (USA)                                         780,000       32.760         .28
Kawasaki Heavy Industries, Ltd. (Japan)                 4,200,000       20.221         .17
Schneider SA (France)                                     375,000       17.643         .15


Multi-Industry- 2.92%
Hutchison Whampoa Ltd. (Hong Kong)                     15,781,000      106.121         .91
Lend Lease Corp. Ltd. (Australia)                       3,977,310       64.527         .55
LTV Corp. (USA)                                         4,225,000       49.116         .42
Williams Holdings PLC (United Kingdom)                  5,000,000       27.100         .23
Incentive AB, Class A (Sweden)                            116,600        6.812
Incentive AB, Class B                                     193,400       11.270         .16
Canadian Pacific Ltd. (Canada)                            750,000       17.344         .15
CITIC Pacific Ltd. (Hong Kong)                          3,600,000       16.294         .14
Groupe Bruxelles Lambert SA (Belgium)                     123,745       15.364         .13
B.A.T Industries PLC (United Kingdom)                   2,126,250       14.152         .12
AlliedSignal Inc. (USA)                                   200,000       13.175         .11


Electronic Components- 2.27%
Advanced Micro Devices, Inc. (USA)/1/                   3,325,000       49.044         .42
Intel Corp. (USA)                                         450,000       42.947         .37
Seagate Technology (USA)/1/                               650,000       36.319         .31
Analog Devices, Inc. (USA)/1/                           1,282,500       34.788         .30
Arrow Electronics, Inc. (USA)/1/                          750,000       33.375         .29
Electrocomponents PLC (United Kingdom)                  3,000,000       18.067         .15
Murata Manufacturing Co., Ltd. (Japan)                    476,000       16.985         .15
Micron Technology, Inc. (USA)                             450,000       13.725         .12
Kyocera Corp. (Japan)                                     176,000       12.544         .11
LSI Logic Corp. (USA)/1/                                  250,000        5.813         .05
                                                               .

Recreation & Other Consumer Products- 2.24%
EMI Group PLC (United Kingdom)                          2,704,145       56.468         .48
Mattel, Inc. (USA)                                      1,900,000       49.163         .42
Fuji Photo Film Co., Ltd. (Japan)                       1,600,000       48.628         .42
Duracell International Inc. (USA)                         550,000       35.269         .30
PolyGram NV (New York Registered Shares)
 (Netherlands)                                            427,400       23.828         .20
Nintendo Co., Ltd. (Japan)                                350,000       22.436         .19
Eastman Kodak Co. (USA)                                   200,000       15.700         .13
Hasbro, Inc. (USA)                                        301,800       11.204         .10


Gold Mines- 2.07%
Placer Dome Inc. (Canada)                               3,565,000       84.223         .72
Newmont Mining Corp. (USA)                              1,550,000       73.238         .63
Barrick Gold Corp. (Canada)                             2,000,000       50.250         .43
Gold Fields of South Africa Ltd. (South Africa)         1,200,000       34.135         .29


Insurance- 1.80%
Internationale Nederlanden Groep NV
 (Netherlands)                                          4,311,018      134.546        1.15
American International Group, Inc. (USA)                  516,562       52.044         .45
Societe Centrale des Assurances
Generales de France (France)                              485,000       13.579         .12
CKAG Colonia Konzern AG (Germany)                          70,700        5.444
CKAG Colonia Konzern, preferred shares                      5,550         .365         .05
Munchener Ruckversicherungs-Gesellschaft
 (Germany)                                                  1,000        1.769         .02
Yasuda Fire and Marine Insurance Co.,
 Ltd. (Japan)                                             200,000        1.384         .01


Merchandising- 1.56%
Wal-Mart Stores, Inc. (USA)                             4,150,000      109.456         .94
Toys 'R' Us, Inc. (USA)/1/                                875,900       25.511         .22
Home Depot, Inc. (USA)                                    315,000       17.916         .15
Cifra, SA de CV, Class A (Mexico)                       2,500,000        3.708
Cifra, SA de CV, Class B                                4,500,000        6.484
Cifra, SA de CV, Class C                                3,384,800        4.859         .13
Ito-Yokado Co., Ltd. (Japan)                              185,000       10.499         .09
WHSmith Group PLC, Class A (United
 Kingdom)                                                 500,000        3.692         .03


Forest Products & Paper- 1.55%
Champion International Corp. (USA)                      1,000,000       45.875         .39
UPM-Kymmene Corp. (Finland)/1/                          1,953,000       40.639         .34
Louisiana-Pacific Corp. (USA)                             900,000       20.475         .18
International Paper Co. (USA)                             400,000       17.000         .15
Carter Holt Harvey Ltd. (New Zealand)                   6,900,000       15.193         .13
Jefferson Smurfit Corp. (USA)/1/                        1,255,700       14.911         .13
Weyerhaeuser Co. (USA)                                    300,000       13.838         .12
Rayonier Inc. (USA)                                       325,000       12.919         .11


Metals: Nonferrous- 1.47%
WMC Ltd. (Australia)                                    6,037,151       38.844         .33
Aluminum Co. of America (USA)                             600,000       35.400         .30
Alumax Inc. (USA)/1/                                    1,000,000       33.500         .29
Pechiney, Class A (France)                                617,000       26.222         .22
Alcan Aluminium Ltd. (Canada)                             800,000       24.000         .21
Teck Corp., Class B (Canada)                              700,000       14.268         .12


Appliances & Household Durables- 1.36%
Philips Electronics NV (Netherlands)                    1,400,000       50.567
Philips Electronics NV (New York
 Registered Shares)                                       500,000       17.938
Philips Electronics NV, warrants, expire 1998/1/          500,000        8.475         .66
AB Electrolux, Class B (Sweden)                           707,600       39.792         .34
Sony Corp. (Japan)                                        480,000       30.253         .26
SANYO Electric Co. Ltd. (Japan)                         2,170,000       11.653         .10


Energy Equipment- 1.34%
Schlumberger Ltd. (Netherlands Antilles)                1,223,300      103.369         .88
Baker Hughes Inc. (USA)                                 1,271,100       38.610         .33
Western Atlas Inc. (USA)/1/                               240,000       14.940         .13


Business & Public Services- 1.11%
Cie. Generale des Eaux (France)                           376,283       40.872         .34
WMX Technologies, Inc. (USA)                              600,000       19.725         .17
Electronic Data Systems Holding Corp. (USA)               300,000       18.413         .16
Reuters Holdings PLC (American Depositary
 Receipts) (United Kingdom)                               200,000       13.850         .12
Thorn PLC (United Kingdom)                              2,283,145       12.982         .11
United Utilities PLC (United Kingdom)                   1,074,200        9.586         .08
Federal Express Corp. (USA)/1/                            100,000        7.925         .07
Havas SA (France)                                          51,300        3.400         .03
Waste Management International PLC
 (American Depositary Receipts) (United Kingdom)/1/       207,400        1.867         .02
Eurotunnel SA, units, comprised of one
 share of Eurotunnel SA ordinary and one
 share of Eurotunnel PLC ordinary
 (France)/1/                                              930,000        1.648         .01


Utilities: Electric & Gas- 1.04%
National Power PLC (United Kingdom)                    11,300,000       69.552         .59
VEBA AG (Germany)                                         340,450       17.826         .15
Hongkong Electric Holdings Ltd.
 (Hong Kong)                                            5,213,500       16.855         .14
Enersis SA (American Depositary Receipts)
 (Chile)                                                  420,000       13.545         .12
Hong Kong and China Gas Co. Ltd. (Hong
 Kong)                                                  2,882,160        4.901         .04


Leisure & Tourism- 1.01%
Carnival Cruise Lines, Inc., Class A (USA)              2,200,000       68.199         .58
Walt Disney Co. (USA)                                     670,000       42.461         .36
Euro Disney SCA (France)/1/                             3,870,000        8.167
Euro Disney SCA, warrants, expire 2004/1/                 760,000         .206         .07


Transportation: Shipping- 0.75%
Bergesen d.y. AS, Class A (Norway)                      1,500,000       31.729
Bergesen d.y. AS, Class B                                 795,000       16.511         .41
Nippon Yusen KK (Japan)                                 6,700,000       34.839         .30
Overseas Shipholding Group, Inc. (USA)                    300,000        4.950         .04


Industrial Components- 0.74%
Goodyear Tire & Rubber Co. (USA)                        1,020,000       47.047         .40
Cie. Generale des Etablissements
 Michelin, Class B (France)                               550,000       28.060         .24
Rockwell International Corp. (USA)                        200,000       11.275         .10


Data Processing & Reproduction- 0.72%
Oracle Corp. (USA)/1/                                     950,000       40.433         .35
Sybase, Inc. (USA)/1/                                   1,850,000       27.518         .24
Cisco Systems, Inc. (USA)/1/                              200,000       12.413         .11
Autodesk, Inc. (USA)                                      100,000        2.588         .02


Metals: Steel- 0.60%
Usinor Sacilor (France)                                 2,300,000       35.492         .30
Companhia Vale do Rio Doce, ordinary
 nominative (Brazil)                                       38,400         .959
Companhia Vale do Rio Doce, preferred
 nominative (American Depositary Receipts)                990,240       19.557         .18
Armco Inc. (USA)/1/                                     3,000,000       13.500
Armco Inc., convertible preferred                          20,000         .885         .12


Miscellaneous Materials & Commodities- 0.52%
Potash Corp. of Saskatchewan Inc.
 (Canada)                                                 400,000       29.249         .25
Cie. de Saint-Gobain (France)                             122,395       16.589         .14
De Beers/Centenary linked units (South Africa)            500,000       15.546         .13


Building Materials & Components- 0.49%
CEMEX, SA de CV, Class A (Mexico)                       2,362,225        8.948
CEMEX, SA de CV CPO                                     7,380,000       27.613         .31
Holderbank Financiere Glaris Ltd. (Switzerland)            23,000       16.680         .14
Pioneer International Ltd. (Australia)                  1,905,300        5.202         .04


Transportation: Rail & Road-0.40%
CSX Corp. (USA)                                           950,000       47.974         .40


Transportation: Airlines- 0.33%
British Airways PLC (United Kingdom)                    1,545,000       13.097
British Airways PLC (American Depositary
 Receipts)                                                305,500       26.081         .33


Aerospace & Military Technology- 0.29%
Rolls-Royce PLC (United Kingdom)                        6,000,000       22.476         .19
Bombardier Inc., Class B (Canada)                         336,200        4.791         .04
Boeing Co. (USA)                                           50,000        4.725         .04
Litton Industries, Inc. (USA)/1/                           40,000        1.969         .02


Electronic Instruments- 0.03%
Scitex Corp. Ltd. (Israel)                                240,000        2.969         .03


Miscellaneous- 0.01%
Other equity-type securities in initial
 period of acquisition                                                    .529         .01
                                                                 ------------ ------------


TOTAL EQUITY-TYPE SECURITIES
 (cost: $7,413.361 million)                                          9,913.559       84.82
                                                                 ------------ ------------

                                                      Principal
                                                          Amount
Bonds                                                 (Millions)
---------------------------------------             ------------

Canadian Government- 0.42%
Canada 9.00% June 2025                                  C$58.800        49.550         .42

South African Government- 0.32%
South Africa 13.00% August 2010                       ZAR200.000        37.861         .32

New Zealand Government- 0.27%
New Zealand 8.00% November 2006                        NZ$44.500        31.015         .27


                                                                  -----------  -----------
TOTAL BONDS (cost: $113.102 million)                                   118.426        1.01
                                                                  -----------  -----------

TOTAL INVESTMENT SECURITIES (cost:
 $7,526.463 million)                                                10,031.985       85.83
                                                                  -----------  -----------

Short-Term Securities
------------------------------------------

Corporate Short-Term Notes- 9.99%
Hewlett-Packard Co. 5.30%-5.40%
 due 10/25-12/3/96                                         89.308       88.675         .77
Sandoz Corp. 5.33%-5.40% due 10/1-11/25/96                 88.000       87.717         .75
International Business Machines Corp.
 5.27%-5.30% due 10/2-10/23/96                             85.100       84.890         .73
General Electric Capital Corp. 5.29%-5.40%
 due 10/4-11/15/96                                         81.200       80.892         .69
Ford Credit Europe PLC 5.30%-5.47%
 due 10/10-11/18/96                                        78.800       78.486         .67
Canada Bills 5.27%-5.40% due 10/17-12/11/96                75.300       74.633         .64
National Australia Funding (Delaware)
 5.27%-5.28% due 10/15-11/21/96                            64.900       64.597         .55
American Express Credit Corp. 5.30%-5.31%
 due 10/11-10/21/96                                        63.900       63.754         .55
J.C. Penney Funding Corp. 5.31%-5.39%
 due 11/18-12/12/96                                        63.700       63.154         .54
Deutsche Bank Financial Inc. 5.25%-5.28%
 due 10/21-10/23/96                                        62.000       61.799         .53
International Lease Finance Corp. 5.27%-5.40%
 due 10/15-11/21/96                                        49.100       48.894         .42
Canadian Wheat Board 5.27%-5.35%
 due 11/7-11/25/96                                         47.500       47.174         .40
Abbey National North America 5.30%-5.33%
 due 11/27-12/30/96                                        41.700       41.261         .35
Toyota Motor Credit Corp. 5.26%-5.38%
 due 10/11-12/12/96                                        40.500       40.267         .34
Daimler-Benz North America Corp. 5.34%-5.39%
 due 11/15-12/11/96                                        37.600       37.274         .32
PepsiCo, Inc. 5.30%-5.31% due 10/18-11/5/96                36.800       36.664         .31
Commonwealth Bank of Australia 5.29%-5.32%
 due 10/16-10/24/96                                        36.600       36.500         .31
Ameritech Corp. 5.28%-5.42% due 10/21-10/29/96             35.700       35.558         .30
Svenska Hendelsbanken 5.30%-5.43%
 due 10/16-12/19/96                                        32.800       32.595         .28
Wool International 5.27%
 due 10/30-10/31/96                                        32.000       31.856         .27
Nestle Capital Corp. 5.37% due 11/7/96                     20.000       19.887         .17
Commerzbank U.S. Finance Inc. 5.28%-5.50%
 due 11/22-12/6/96                                         11.850       11.747         .10


Certificates of Deposit-2.80%
Canadian Imperial Bank of Commerce
 5.38%-5.50% due 10/29-11/22/96                            90.000       89.998         .78
Societe Generale 5.35%-5.48%
 due 10/2-11/13/96                                         82.600       82.599         .71
Swiss Bank Corp. 5.51%-5.52%
 due 12/19/96                                              50.000       50.008         .43
Bayerische Hypotheken- Und Wechsel-Bank AG
 5.35%-5.39% due 10/9-12/2/96                              45.000       44.999         .39
Morgan Guaranty Trust Co. Eurodollar
 5.47% due 11/13/96                                        40.000       40.003         .34
Commerzbank AG 5.36% due 10/7/96                           18.000       18.000         .15


Federal Agency Discount Notes- 0.88%
Federal Home Loan Mortgage Corp.
 5.32%-5.38% due 10/17-12/20/96                            71.200       70.670         .60
Federal National Mortgage Assn.
 5.37% due 12/13/96                                        33.000       32.645         .28
                                                                  -----------  -----------

TOTAL SHORT-TERM SECURITIES
 (cost: $1,597.203 million)                                          1,597.196       13.67
Excess of cash and receivables
 over payables                                                          58.479         .50
                                                                 ------------ ------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                             1,655.675       14.17
                                                                 ------------ ------------

NET ASSETS                                                        $11,687.660       100.00%
                                                                  ===========  ===========

/1/Non-income-producing securities

/2/Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

/3/The fund owns 5.66% of the outstanding voting securities of Georgia Gulf Corp. which represents investment in an affiliate as defined in the Investment Company Act of 1940.

The descriptions of the companies in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the report of independent accountants.

See Notes to Financial Statements

----------------------------               ------------------------------
Equity-type securities                     Equity-type securities
 appearing in the portfolio                eliminated from the portfolio
 since March 31, 1996                       since March 31, 1996
----------------------------               ------------------------------

AGA                                        Avon Products
Alcatel Alsthom                            Bristol-Myers Squibb
AlliedSignal                               Cable and Wireless
Aluminum Co. of America                    Cheung Kong (Holdings)
Alza                                       Chiron
Arrow Electronics                          Dow Jones
AUDIOFINA                                  English China Clays
Australia and New Zealand Banking Group    Guinness
Autodesk                                   Hanson
Baker Hughes                               International Business Machines
Bank of Nova Scotia                        Koninklijke Nederlandsche Hoogovens en Stalfabrieken
DDI                                        Makita
De Beers/Centenary                         Motorola
Electrocomponents                          Nippon Telegraph and Telephone
ENI                                        NOVA
Gold Fields of South Africa                Parker Hannifin
Kawasaki Heavy Industries                  Roberts Pharmaceutical
Kyocera                                    SGS-THOMSON Microelectronics
LSI Logic                                  Singapore Airlines
MFS Communications                         Sun Hung Kai Properties
Murata Manufacturing                       Swire Pacific
Oracle                                     Telefonica de Argentina
Pechiney
Pioneer International
Rhone-Poulenc
Sakura
SANYO Electric
Schneider
"Shell" Transport and Trading
Societe Centrale des Assurances Generales de France
Swedish Match
U S WEST Media Group
United Utilities
Waste Management International
Williams Holdings

New Perspective Fund
Financial Statements
----------------------------------------------                   --------------------------------
Statement of Assets and Liabilities                                                  (dollars in
at September 30, 1996                                                                  millions)
----------------------------------------------                   --------------------------------
Assets:
Investment securities at market
 (cost: $7,526.463)                                                                  $10,031.985
Short-term securities
 (cost: $1,597.203)                                                                    1,597.196
Cash                                                                                        .469
Receivables for-
 Sales of investments                                                    $43.305
 Sales of fund's shares                                                   24.704
 Dividends and accrued interest                                           33.399         101.408
                                                                 --------------------------------
                                                                                      11,731.058
Liabilities:
Payables for-
 Purchases of investments                                                 26.788
 Repurchases of fund's shares                                             10.045
 Management services                                                       4.062
 Accrued expenses                                                          2.503           43.398
                                                                 --------------------------------
Net Assets at September 30, 1996-
 Equivalent to $17.77 per share on
 657,781,427 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                                $11,687.660
                                                                                 ================

Statement of Operations                                                              (dollars in
for the year ended September 30, 1996                                                  millions)

----------------------------------------------                   --------------------------------
Investment Income:
Income:
 Dividends                                                           $   203.990
 Interest                                                                 84.929       $ 288.919
                                                                 ----------------
Expenses:
 Management services fee                                                  43.463
 Distribution expenses                                                    22.300
 Transfer agent fee                                                       10.919
 Reports to shareholders                                                    .969
 Registration statement and prospectus                                     1.146
 Postage, stationery and supplies                                          1.642
 Directors' and Advisory Board fees                                         .202
 Auditing and legal fees                                                    .084
 Custodian fee                                                             3.207
 Taxes other than federal
  income tax                                                                .138
 Other expenses                                                             .101           84.171
                                                                 --------------------------------
 Net investment income                                                                    204.748
                                                                                 ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                         439.315
Net unrealized appreciation:
 Beginning of year                                                     2,116.350
 End of year                                                           2,505.461          389.111
                                                                 --------------------------------
 Net realized gain and unrealized appreciation
  on investments                                                                          828.426
                                                                                 ----------------
Net Increase in Net Assets Resulting
 from Operations                                                                       $1,033.174
                                                                                 ================



----------------------------------------------                   --------------------------------
Statement of Changes in Net Assets                                   (dollars in
                                                                       millions)
                                                                      Year ended
                                                                    September 30
                                                                            1996            1995
----------------------------------------------                   --------------------------------
Operations:
Net investment income                                                $   204.748     $   155.900
Net realized gain on investments                                         439.315         308.729
Net unrealized appreciation
 on investments                                                          389.111         843.525
                                                                 --------------------------------
 Net increase in net assets
 resulting from operations                                             1,033.174       1,308.154
                                                                 --------------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                    (181.254)       (105.752)
Distributions from net realized gain on
 investments                                                            (326.785)       (355.971)
                                                                 --------------------------------
 Total dividends and distributions                                      (508.039)       (461.723)
                                                                 --------------------------------

Capital Share Transactions:
Proceeds from shares sold: 168,317,771
 and 136,794,997 shares, respectively                                  2,872.559       2,129.286
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 29,221,609 and 30,235,980 shares,
 respectively                                                            477.859         432.534
Cost of shares repurchased: 58,868,182
 and 55,659,438 shares, respectively                                  (1,004.893)       (869.751)
                                                                 --------------------------------

 Net increase in net assets resulting from
  capital share transactions                                           2,345.525       1,692.069
                                                                 --------------------------------

Total Increase in Net Assets                                           2,870.660       2,538.500

Net Assets:
Beginning of year                                                      8,817.000       6,278.500
                                                                 --------------------------------
End of year (including undistributed
 net investment income: $119.565
 and $96.071, respectively)                                          $11,687.660      $8,817.000
                                                                 ================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,207,000 includes $136,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $2,506,503,000, of which $2,806,576,000 related to appreciated securities and $300,073,000 related to depreciated securities. During the year ended September 30, 1996, the fund realized, on a tax basis, a net capital gain of $431,900,000 on securities transactions. Net gains related to non-U.S. currency transactions of $7,415,000 were treated as ordinary income for federal income tax purposes. The capital gain distribution paid in December 1995 includes $4,830,000 of realized non-U.S. currency gains. The cost of portfolio securities for federal income tax purposes was $9,122,678,000 at September 30, 1996.

3. The fee of $43,463,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.391% of such assets in excess of $10.5 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1996, distribution expenses under the Plan were $22,300,000. As of September 30, 1996, accrued and unpaid distribution expenses were $1,661,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $10,919,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $12,923,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Boards. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1996, aggregate amounts deferred and earnings thereon were $257,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1996, accumulated undistributed net realized gain on investments was $382,716,000 and paid-in capital was $8,016,133,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $3,441,935,000 and $1,601,182,000, respectively, during the year ended September 30, 1996.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1996, such non-U.S. taxes were $23,742,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $3,597,000 for the year ended September 30, 1996.

Per-Share Data and Ratios

                                             Year   ended September     30

                                               1996   1995     1994  1993   1992
                                           ------- ------- ------- --------------

Net Asset Value, Beginning of Year          $16.98 $15.40   $14.21 $12.25 $11.77
                                           ------- ------- ------- --------------
 Income from Investment Operations:
  Net investment income                        .32    .31      .22    .17    .21
   Net realized and unrealized gain
   on investments                             1.40   2.35     1.54   2.04    .71
                                           ------- ------- ------- --------------
   Total income from
 investment operations                        1.72   2.66     1.76   2.21    .92
                                           ------- ------- ------- --------------
 Less Distributions:
  Dividends from net
 investment income                           (.321) (.237)   (.173) (.178)  (.24)
  Dividends from net realized
 non-U.S. currency gains (1)                 (.009) (.003)   (.027) (.022)     -
  Distributions from net
 realized gains                              (.600) (.840)   (.370) (.050)  (.20)
                                           ------- ------- ------- --------------
   Total distributions                        (.93) (1.08)    (.57)  (.25)  (.44)
                                           ------- ------- ------- --------------
Net Asset Value, End of Year                $17.77 $16.98   $15.40 $14.21 $12.25
                                             =====  =====    =====  =====  =====

Total Return(2)                             10.64%  18.63%   12.61% 18.34%  8.04%

Ratios/Supplemental Data:
  Net assets, end of
 year (in millions)                        $11,688 $8,817   $6,279 $4,417 $3,082
  Ratio of expenses to average
 net assets                                    .82%   .83%    .84%    .87%   .85%
  Ratio of net income to
 average net assets                           2.00%  2.12%   1.48%   1.40%  1.82%
  Average commissions paid (3)         4.30 cents .72 cents 1.05 cents 1.74 cents 3.02 cents
  Portfolio turnover rate                   18.12%  22.40%   25.33% 15.02%  6.43%

(1) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.

(2)Calculated without deducting a sales
 charge. The maximum sales charge is
 5.75% of the fund's offering price.

(3)Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities
 purchased or reduce the proceeds
 of securities sold, and are not
 reflected in the fund's
 statement of operations. Shares
 traded on a principal basis are
 excluded. Generally, non-U.S.
 commissions are lower than U.S.
 commissions when expressed as cents
 per share but higher when expressed
 as a percentage of transactions
 because of the lower per-share prices
 of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Los Angeles, California
October 31, 1996

1996 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                     Dividends and Distributions per Share
To Shareholders        Payment       Dividends          From Net         From Net
of Record              Date          from Net           Realized         Realized
                                     Investment         Short-Term       Long-Term
                                     Income             Gains            Gains
December 15,           December      $0.23              -                $0.60
1995                   18, 1995
May 31, 1996           June 3,       $0.10              -                -
                       1996

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1996 is $0.02454 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 19% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV AND OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.